Cavium Announces Financial Results for Q1 2012

SAN JOSE, Calif., May 1, 2012 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the first quarter of 2012 ended March 31, 2012.

Revenue in the first quarter of 2012 was $52.7 million, a 6.3% sequential decrease from the $56.3 million reported in the fourth quarter of 2011.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the first quarter of 2012, on a GAAP basis, was $13.8 million, or $(0.28) per diluted share, compared to $9.4 million, or $(0.19) per diluted share in the fourth quarter of 2011. Gross margins were 46.9% in the first quarter of 2012 compared to 58.1% in the fourth quarter of 2011. Total cash and cash equivalents were $65.1 million at March 31, 2012.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the first quarter of 2012 exclude expenses totaling $14.7 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related expenses, net of income from settlement of an escrow claim. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the first quarter of 2012 was $0.9 million or $0.02 per diluted share, compared with non-GAAP net income of $8.7 million or $0.17 per diluted share in the fourth quarter of 2011. Gross margins, on a non-GAAP basis, were 61.8% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were (0.1%) in the first quarter of 2012.

Recent News Highlights

  April 2, 2012 - Cavium Announces Updated Financial Outlook for Q1 2012
  February 27, 2012 - Cavium Unveils World's First Adapter with 1 Million SSL Transactions per Second for Virtualized Data Center and Cloud Computing
  February 27, 2012 - Cavium and Partners to Demonstrate Innovative Market-Leading, Security Solutions for Data Center, Enterprise and Cloud Computing at RSA 2012
  February 27, 2012 - Cavium's PureVu™ to Enable Best-in-Class Wireless Display Consumer Experience for HTC's New Smartphones and Tablets
  February 27, 2012 - Cavium Showcases Industry-Leading Mobile Infrastructure and Device Solutions Ranging from Small Cell Base Stations to Evolved Packet Core and Wireless Display for Smartphones at Mobile World Congress 2012
  February 27, 2012 - Cavium and Microsemi Launch Joint IEEE 1588 / SyncE Platform for Next-Generation Mobile Networks
  February 27, 2012 - Cavium to Support Trillium LTE Base Station Software from Radisys on OCTEON® Fusion "Base Station-on-a-Chip" Platform
  February 14, 2012 - Kontron and Cavium to demonstrate live 40G carrier grade deep packet inspection during Mobile World Congress 2012
  February 7, 2012 - Cavium Unveils 48-core, 2.5GHz OCTEON® III MIPS64® Processor Family: First SoC with Breakthrough Search Processing and Over 100Gbps Single-chip Application Performance for Enterprise, Data-Center and Service Provider Infrastructure
  February 7, 2012 - Cavium PACE Ecosystem Partners Announce Broad Support for New 100Gbps OCTEON® III MIPS64® Processor Family
  February 7, 2012 - 6WIND Announces Packet Processing Software Optimized for Cavium's OCTEON® III Processor Family
  February 7, 2012 - Emerson Network Power to Support Cavium OCTEON® III Multicore MIPS® Processor Family on Innovative ATCA Packet Processing Solutions
  February 7, 2012 – Kontron, Lautherback, TeamF1 and MontaVista announces support for Cavium OCTEON® III multicore MIPS64® processor family
  February 7, 2012 - Macraigor Systems Announces Support for Cavium 100Gbps+ OCTEON® III Multicore MIPS64® Processor Family
  February 7, 2012 - Ultra High-Performance MIPS64® Architecture Powers Cavium's New Multi-Core Processors
  February 7, 2012  - Vineyard Networks Announces Support for OCTEON® III and TurboDPI™ from Cavium

Cavium, Inc. will broadcast its first quarter 2012 financial results conference call today, May 1, 2012, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	March 31, 2012	December 31, 2011

Net revenue	$ 52,743	$ 56,291
Cost of revenue	28,008	23,586
Gross profit	24,735	32,705
Operating expenses:
Research and development	27,058	24,244
Sales, general and administrative	12,484	20,715
Total operating expenses	39,542	44,959
Loss from operations	(14,807)	(12,254)
Other income (expense), net:
Interest expense	(32)	(38)
Other, net	(94)	(137)
Total other expense, net	(126)	(175)
Loss before income taxes	(14,933)	(12,429)
Benefit from income taxes	(1,104)	(3,017)
Net loss	$ (13,829)	$ (9,412)
Net loss per common share, basic	$ (0.28)	$ (0.19)
Shares used in computing basic net loss per common share	49,323	49,005
Net loss per common share, diluted	$ (0.28)	$ (0.19)
Shares used in computing diluted net loss per common share	49,323	49,005

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	March 31, 2012	December 31, 2011
non-GAAP:
GAAP research and development expenses	$ 27,058	$ 24,244
Stock-based compensation and related payroll taxes	(4,374)	(3,842)
Acquisition-related expenses	(685)	(744)
Acquisition-related compensation expenses	(1,140)	(1,398)
Non-GAAP research and development expenses	$ 20,859	$ 18,260
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 12,484	$ 20,715
Stock-based compensation and related payroll taxes	(4,658)	(4,562)
Amortization of acquired intangibles	(292)	(347)
Acquisition-related expenses	(48)	(686)
Acquisition-related compensation expenses	(115)	(66)
Write-down of intangible assets	-	(3,480)
Income from settlement of an escrow claim	4,414	-
Non-GAAP sales, general and administrative expenses	$ 11,785	$ 11,574

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share data and percentages)

	Three Months Ended
Reconciliation of GAAP gross profit & margin to non-GAAP:	March 31, 2012	December 31, 2011
Net revenue	$ 52,743	$ 56,291
GAAP gross profit	24,735	32,705
GAAP gross margin	46.9%	58.1%
Acquisition-related expenses:
Cost of revenue	5,111	240
Amortization of acquired intangibles:
Cost of revenue	2,197	2,291
Stock-based compensation and related payroll taxes:
Cost of revenue	543	502
Non-GAAP gross profit	$ 32,586	$ 35,738
Non-GAAP gross margin	61.8%	63.5%

	Three Months Ended
Reconciliation of GAAP loss from operations to non-GAAP income (loss) from operations:	March 31, 2012	December 31, 2011
GAAP loss from operations	$ (14,807)	$ (12,254)
Amortization of acquired intangibles	2,489	2,638
Stock-based compensation and related payroll taxes	9,575	8,906
Acquisition-related expenses/adjustments	5,844	1,670
Acquisition-related compensation expenses	1,255	1,464
Write-down of intangible assets	-	3,480
Income from settlement of an escrow claim	(4,414)	-
Non-GAAP income (loss) from operations	$ (58)	$ 5,904
Non-GAAP income (loss) from operations as a percentage of revenue	-0.1%	10.5%

	Three Months Ended
Reconciliation of GAAP net loss to non-GAAP net income:	March 31, 2012	December 31, 2011
GAAP net loss	$ (13,829)	$ (9,412)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	543	502
Research and development	4,374	3,842
Sales, general and administrative	4,658	4,562
Amortization of acquired intangibles:
Cost of revenue	2,197	2,291
Sales, general and administrative	292	347
Acquisition-related expenses	5,844	1,670
Acquisition-related compensation expenses	1,255	1,464
Write-down of intangible assets	-	3,480
Income from settlement of an escrow claim	(4,414)	-
Total of non-GAAP adjustments	14,749	18,158
Non-GAAP net income	$ 920	$ 8,746

GAAP net loss per share, diluted	$ (0.28)	$ (0.19)
Non-GAAP adjustments detailed above	0.30	0.36
Non-GAAP net income per share, diluted	$ 0.02	$ 0.17

GAAP weighted average shares, diluted	49,323	49,005
Non-GAAP share adjustment	3,620	3,622
Non-GAAP weighted average shares, diluted	52,943	52,627

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of	As of
	March 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$ 65,086	$ 63,225
Accounts receivable, net	37,948	37,839
Inventories	40,438	41,719
Prepaid expenses and other current assets	3,839	3,177
Deferred income taxes	5,605	5,604
Total current assets	152,916	151,564
Property and equipment, net	17,263	17,027
Intangible assets, net	52,485	54,215
Goodwill	101,402	101,402
Deferred income taxes	35,976	34,490
Other non-current assets	1,436	1,559
Total assets	$ 361,478	$ 360,257

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 19,895	$ 13,528
Accrued expenses and other current liabilities	8,489	9,022
Deferred revenue	13,144	11,202
Capital lease and technology license obligations, current	3,263	6,385
Total current liabilities	44,791	40,137
Capital lease and technology license obligations, net of current	560	719
Deferred tax liability	5,946	5,946
Other non-current liabilities	2,795	2,762
Total liabilities	54,092	49,564

Stockholders' equity
Common stock	49	49
Additional paid-in capital	362,626	352,104
Accumulated deficit	(55,289)	(41,460)
Total stockholders' equity	307,386	310,693
Total liabilities and stockholders' equity	$ 361,478	$ 360,257

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, +1-408-943-7104, art.chadwick@cavium.com, or Angel Atondo, Senior Marketing Communications Manager, +1-408-943-7417, angel.atondo@cavium.com, both of Cavium, Inc.